SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event reported: March 13, 2000
                         Date of Report: March 13, 2000


                               Olsten Corporation
               (Exact name of registrant as specified in charter)


Delaware                                    1-8279               13-2610512
(State or other                        (Commission File       (I.R.S. Employer
jurisdiction of incorporation)             Number)          Identification No.)

175 Broad Hollow Road, Melville, NY                               11747
(Address of principal executive offices)                        (Zip Code)

                                 (631) 844-7800
              (Registrant's telephone number, including area code)



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Item 5:  Other Events


     Attached hereto and incorporated herein by reference as though part hereof is a press release announcing requisite approval by stockholders of Olsten Corporation ("Olsten") of the proposed merger of Olsten with Adecco SA.

Item 7:  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:


                                  EXHIBIT INDEX

         Exhibit No.           Exhibit Description

         99.1                  Press release



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                                      -3-

     Pursuant to the requirements of the Securities Exchange Act of 1934, Olsten Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OLSTEN CORPORATION




                                        By:   /s/ Laurin L. Laderoute
                                              ------------------------------
                                               Name:  Laurin L. Laderoute
                                               Title: Vice President

Dated: March 13, 2000